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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


  As independent public accountants, we hereby consent to the incorporation by reference of our reports dated June 28, 1996, included and incorporated by reference in Manor Care, Inc.'s Form 10-K for the year ended May 31, 1996, into the Company's previously filed Registration Statement File Nos. 2-80129, 2-73420, 33-9766, 33-20241, 33-27834, 33-36213, 2-78242, 33-52734, 33-64680, 33-
67850, 33-58903, 33-58907 and 33-63965.



ARTHUR ANDERSEN LLP

Washington, D.C.,
August 29, 1996